UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number: 811-3493

American Federation of Labor and Congress of
Industrial Organizations Housing Investment Trust

(Exact name of registrant as specified in charter)

1227 25th Street, N.W., Suite 500

Washington, D.C. 20037

(Address of principal executive offices) (Zip code)

Corey F. Rose, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006-1110

(Name and address of agent for service)

(202) 331-8055

(Registrant’s telephone number, including area code)

Date of fiscal year end: December 31

Date of reporting period: January 1, 2025 – December 31, 2025

Item 1. Reports to Stockholders.

(a)	A copy of the 2025 Annual Report (the “Report”) of the AFL-CIO Housing Investment Trust (the “Trust” or “Registrant”) transmitted to Trust participants pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (17 CFR 270.30e-1) (the “Act”), is included herewith.

ANNUAL REPORT

DECEMBER 31, 2025

This annual report contains important information about the AFL-CIO Housing Investment Trust (the “HIT”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the HIT at aflcio-hit.com/shareholder-reports/. You can also request this information by contacting us at 1-202-331-8055 or IR@aflcio-hit.com.

WHAT WERE THE HIT’S COSTS FOR THE PAST TWELVE MONTHS?

BASED ON A HYPOTHETICAL $10,000 INVESTMENT

The below table explains the costs that Participants would have paid within the reporting period.

	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A PERCENTAGE OF A $10,000 INVESTMENT
AFL-CIO Housing Investment Trust	$32	0.31%

HOW DID THE HIT PERFORM DURING THE REPORTING PERIOD AND WHAT AFFECTED ITS PERFORMANCE?

In 2025, the HIT delivered a strong absolute return, generating 7.54% gross of fees and 7.20% net of fees. Over the same period, the Bloomberg U.S. Aggregate Bond Index (the “Benchmark”) returned 7.30%. Performance benefited from declining interest rates and tightening asset spreads, which supported positive total returns across investment-grade fixed income markets. As of December 31, 2025, the HIT maintained an attractive income profile, with a yield-to-worst of 4.81%—approximately 46 basis points above the Bloomberg Aggregate—while continuing to emphasize high-quality credit.

CONTRIBUTORS	DETRACTORS

HIT’s overweight to agency-insured multifamily mortgage-backed securities (MBS), as spreads tightened to Treasuries	HIT’s underweight to agency-insured, fixed-rate single family MBS, the best performing asset class in the Benchmark on an excess return basis

HIT’s coupon advantage relative to the Benchmark	HIT’s structural underweight to corporate bonds, the second-best performing asset class in the Benchmark on an excess return basis

HIT’s underweight to Treasuries, the worst performing asset class in the Benchmark on an excess return basis

FUND PERFORMANCE

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the HIT. It assumes a $50,000 initial investment at the beginning of the first fiscal year in the Benchmark.

 continued

aflcio-hit.com

ANNUAL REPORT continued	DECEMBER 31, 2025

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEAR	10 YEAR
HIT Net	7.20%	-0.26%	1.76%
Bloomberg Aggregate*	7.30%	-0.36%	2.01%

Past performance is not a good predictor of future performance. The graph and table do not reflect the deductions of taxes that a Participant would pay on fund distributions or redemption of fund shares. Visit aflcio-hit.com/investors/ for the most recent performance information.

KEY FUND STATISTICS

HIT’s Net Assets	$7,319,572,612
Total Number of Portfolio Holdings	874
Portfolio Turnover Rate	23.9%
Ratio of Net Investment Income to Average Net Assets	3.7%
Effective Duration	5.89%
Current Yield	4.17%
Yield-to-Worst[1]	4.81%
Advisory Fee Paid	N/A

[1]	Yield-to-Worst is a measure of the lowest possible yield that can be received on a bond that fully operates within the terms of its contract without defaulting. It does not represent the performance yield. It is calculated by using the lower of either the yield to maturity or the yield to call on every possible call date.

FUND HOLDINGS

The graphs below show the investment makeup of HIT on 12/31/25. Portfolio holdings are subject to change.2

[2]	Based on value of total investment and includes unfunded commitments but does not include U.S. Treasury futures contracts.
[3]	U.S. Government or Agency includes holdings of government securities issued by the U.S. Department of Treasury and mortgage securities issued by a U.S. government-backed agency (e.g., Ginnie Mae) or U.S. government-sponsored enterprise (e.g., Freddie Mac or Fannie Mae). Holdings designated at “AAA” or “AA” have been rated by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”). If securities are rated differently by these ratings agencies, the highest rating is applied. Moody’s ratings are converted to the S&P and Fitch scale with ratings ranging from AAA, being the highest, to D, being the lowest. Holdings designated as “Not Rated” have not been rated by S&P, Moody’s or Fitch.

AVAILABILITY OF ADDITIONAL INFORMATION

Additional information about the HIT, including the HIT’s Prospectus, Financial Information, Portfolio Holdings and Proxy Voting Information, is available on our website (aflcio-hit.com/shareholder-reports/), through the HIT’s Investor Relations Team (1-202-331-8055 or IR@aflcio-hit.com) or by scanning this QR code.

*	Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | aflcio-hit.com

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The Trust has adopted a Code of Ethics to comply with Section 406 of the Sarbanes-Oxley Act of 2002, as of December 31, 2025. This Code of Ethics applies to the Trust’s principal executive officer, principal financial officer, and principal accounting officer or controller or persons performing similar functions.

(b)	For purposes of this Item, the term “Code of Ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the Registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	The Trust’s Code of Ethics was not amended during the period covered by the Report.

(d)	There have been no waivers granted from any provision of the Trust’s Code of Ethics during the period covered by the Report.

(e)	Not applicable.

(f)	(1) A copy of the Trust’s Code of Ethics is filed herewith as an Exhibit pursuant to Item 19.

Item 3. Audit Committee Financial Expert.

(a)	(1)	The Trust’s Board of Trustees has determined that Harry S. Thompson possesses the attributes to qualify as an Audit Committee financial expert and has designated Mr. Thompson the Audit Committee’s financial expert.

(2)	Mr. Thompson is independent for purposes of this Item 3.

(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Fees billed by Ernst & Young LLP (“EY”) to the Registrant:

Fiscal Year Ended 2024: $393,800

Fiscal Year Ended 2025: $405,600

The amounts above reflect the aggregate fees billed by EY, the Registrant’s independent auditor, for professional services provided to the Registrant for the audit of the Registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements.

(b)	Audit-Related Fees

Fees billed by EY to the Registrant:

Fiscal Year Ended 2024: $0

Fiscal Year Ended 2025: $0

The amounts above reflect the aggregate fees billed by the Registrant’s independent auditors for assurance and related services relating to the performance of the audit of the Registrant’s financial statements that are not reported under paragraph (a) of this Item.

Fees billed by EY to the Registrant’s investment adviser (“Adviser”) and any entity controlling, controlled by or under common control with the registrant’s adviser that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”) that were pre-approved:

Fiscal Year Ended 2024: $0

Fiscal Year Ended 2025: $0

The amounts above reflect the aggregate fees billed by EY for services relating to the performance of the audit of the financial statements of the Adviser and service affiliates and that relate directly to the operations or financial reporting of the Registrant.

(c)	Tax Fees

Fees billed by EY to the Registrant:

Fiscal Year Ended 2024: $39,150

Fiscal Year Ended 2025: $41,075

The amounts above reflect the aggregate fees billed by EY for professional services provided to the Registrant for tax compliance, including preparation of tax returns and distribution assistance.

Fees billed by EY to the Adviser and any service affiliates:

Fiscal Year Ended 2024: $0

Fiscal Year Ended 2025: $0

The amounts above reflect the aggregate fees billed by EY for tax-related services provided to the Adviser and service affiliates and that relate directly to the operations or financial reporting of the Registrant.

(d)	All Other Fees

Fees billed by EY to the Registrant:

Fiscal Year Ended 2024: $18,540

Fiscal Year Ended 2025: $19,096

The amounts above reflect the aggregate fees billed for all services provided by EY to the Registrant in connection with the preparation of a report on the Schedule of Rates of Return including an opinion on the Global Investment Performance Standards.

Fees billed by EY to the Adviser and any service affiliates:

Fiscal Year Ended 2024: $0

Fiscal Year Ended 2025: $0

The amounts above reflect the aggregate fees billed for all services other than those set forth in paragraphs (a), (b) and (c) of this Item provided by the EY to the Adviser and service affiliates and that relate directly to the operations or financial reporting of the Registrant.

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Charter of the Trust’s Audit Committee provides that the Audit Committee shall review and, if appropriate, approve in advance all audit and non-audit services (as such term may be from time to time defined in the Securities Exchange Act of 1934, as amended) to be provided to the Trust by the Trust’s independent auditor. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by a majority of the audit committee members at a special meeting called for such purposes or by unanimous written consent. The Audit Committee’s Charter does not permit waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount.

(2)	Percentages of Services Approved by the Audit Committee

No percentage of the services included in (b)-(d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	For the most recent fiscal year, less than 50% of the hours expended by the Trust’s principal accountant on the principal accountant’s engagement to audit the Trust’s financial statements were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Registrant for fiscal years ending December 31, 2025 and December 31, 2024 were $60,171 and $57,690 respectively. The Trust does not have an investment adviser.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

(a)	The complete schedule of investments is included in Item 7 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Report pursuant to Regulation S-X.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Participants of American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the “Trust”), including the schedule of portfolio investments, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian and counterparties; when replies were not received from counterparties we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Trust’s auditor since 2002.
Tysons, Virginia
February 27, 2026

A member firm of Ernst & Young Global Limited

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2025 (dollars in thousands, except per share data)

Assets
Investments, at value (cost $7,771,547)	$7,388,201
Cash	799
Accrued interest receivable	30,128
Receivables for investments sold	6,076
Cash collateral held with broker	2,065
Variation margin due from broker	2,610
Right of use asset	2,838
Other assets	2,787
Total assets	7,435,504

Liabilities
Payables for investments purchased	95,630
Redemptions payable	7,435
Income distribution and capital gains payable, net of dividends reinvested of $20,543	1,906
Accrued salaries and fringe benefits	6,245
Lease Liability	3,309
Other liabilities and accrued expenses	1,406
Total liabilities	115,931

Other commitments and contingencies (Note 5 of financial statements)	—

Net assets applicable to participants’ equity —
Certificates of participation—authorized unlimited;
Outstanding 7,375,817 units	$7,319,573

Net asset value per unit of participation (in dollars)	$992.37

Participants’ equity
Participants’ equity consisted of the following:
Amount invested and reinvested by current participants	$8,074,242
Distributable earnings (accumulated losses)	(754,669)
Total participants’ equity	$7,319,573

See accompanying Notes to Financial Statements.

Schedule of Portfolio Investments

December 31, 2025 (dollars in thousands)

FHA Permanent Securities (1.5% of net assets)1

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Multifamily	2.50%	Apr-2063	$5,488	$5,495	$4,685
	3.40%	Jun-2038	1,733	1,735	1,649
	3.65%	Dec-2037	6,312	6,370	6,300
	3.72%	Feb-2062	4,284	4,292	4,000
	3.90%	Sep-2062	2,996	3,000	2,822
	4.00%	Jun-2053	57,104	57,082	56,566
	4.10%	Dec-2060	20,771	20,789	19,812
	4.70%	May-2053	4,313	4,461	3,920
	5.17%	Feb-2050	6,986	7,363	6,971
	5.80%	Jan-2053	1,844	1,851	1,883
	5.87%	Jun-2044	1,465	1,464	1,467
	6.60%	Jan-2050	3,010	3,024	3,015
Total FHA Permanent Securities			$116,306	$116,926	$113,090

Schedule of Portfolio Investments

December 31, 2025 (dollars in thousands)

FHA Construction Securities (0.01% of net assets)1

	Interest Rates[2]		Unfunded
	Permanent	Construction	Commitments[3]	Face Amount	Amortized Cost	Value
Forward Commitments	6.02%	6.02%	$31,000	$—	$36	$697
Total FHA Construction Securities			$31,000	$—	$36	$697

Schedule of Portfolio Investments

December 31, 2025 (dollars in thousands)

Ginnie Mae Securities (25.9% of net assets)

	Interest Rate	Maturity Date		Face Amount	Amortized Cost	Value
Single Family	4.00%	Feb-2040 - Jun-2040		$709	$712	$690
	4.50%	Aug-2040		407	411	407
	5.50%	Jan-2033 - Jun-2037		540	539	553
	6.00%	Jan-2032 - Aug-2037		341	341	356
	6.50%	Jul-2028		17	17	18
	7.00%	Apr-2026 - Jan-2030		119	119	121
	7.50%	Oct-2026 - Aug-2030		28	28	30
	8.00%	Sep-2026 - Nov-2030		52	52	52
	8.50%	Aug-2027		6	6	6
				2,219	2,225	2,233
Multifamily	1.95%	Mar-2064		68,146	68,121	53,803
	2.00%	Jul-2062 - Mar-2064		267,745	272,388	213,663
	2.00%	Oct-2062		50,602	52,120	39,813
	2.00%	Apr-2063		49,061	49,799	38,721
	2.00%	Apr-2063		46,436	47,303	36,855
	2.00%	Oct-2063		40,458	40,104	32,185
	2.00%	Jul-2063		39,747	40,065	31,738
	2.08%	Nov-2056		48,771	50,374	43,431
	2.15%	May-2056		105	105	105
	2.20%	Jun-2056		506	505	496
	2.25%	May-2065		49,005	50,438	40,871
	2.25%	Dec-2048		2,280	2,267	2,190
	2.30%	Oct-2056		832	825	817
	2.31%	Nov-2051		2,946	2,946	2,816
	2.32%	Sep-2060		25,521	26,707	23,346
	2.35%	Nov-2056 - Feb-2061		26,203	26,910	22,330
	2.37%	Jan-2053		18,516	18,617	17,251
	2.40%	Aug-2047 - Dec-2057		17,214	17,560	14,648
	2.45%	Apr-2062		13,958	14,158	12,411
	2.50%	Dec-2052 - Jan-2061		47,922	48,586	41,569
	2.58%	May-2063		27,471	28,258	23,958
	2.60%	Apr-2056 - Jun-2059		7,065	7,081	6,700
	2.65%	Oct-2062		6,067	6,199	5,459
	2.67%	Mar-2062		33,584	34,279	30,529
	2.70%	May-2048 - Jul-2058		4,072	4,067	3,962
	2.74%	Apr-2057		22,448	24,100	20,979
	2.75%	Apr-2063		4,891	5,071	4,322
	2.78%	Aug-2058		9,966	10,714	9,330
	2.79%	Apr-2049		1,828	1,840	1,771
	2.80%	Feb-2053		60,000	57,386	46,801
	2.80%	Dec-2059		2,541	2,511	2,498
	2.82%	Apr-2050		144	146	143
	2.94%	Nov-2059		44,581	48,935	41,076
	2.98%	Jun-2063		14,249	14,707	12,764
	3.00%	May-2062		55,788	59,768	49,519
	3.03%	Jan-2056		28,157	29,699	26,870
	3.05%	Dec-2063	(Level 3)	102,137	103,110	100,471
	3.05%	May-2054		11,545	11,584	10,814
	3.17%	Aug-2059		32,627	35,639	30,729
	3.25%	Sep-2054 - Apr-2059		43,029	41,980	41,844
	3.27%	Apr-2046		22,058	22,977	20,506
	3.30%	Sep-2060		6,375	6,512	6,143
	3.33%	May-2055		6,417	6,142	5,958
	3.34%	Sep-2059		15,934	16,194	15,440
	3.35%	Mar-2044		5,963	5,794	5,897
	3.36%	May-2061		49,175	53,977	46,454
	3.38%	Jan-2060		56,089	56,094	54,691
	3.39%	Feb-2059		13,413	13,636	13,114
	3.41%	Sep-2061		39,731	41,089	37,575
	3.43%	Nov-2061		50,428	51,821	47,674
	3.47%	Sep-2052		1,878	1,929	1,830
	3.50%	Jan-2054		769	766	766
	3.53%	Apr-2042		13,843	14,130	13,752
	3.60%	Apr-2061		32,347	33,267	31,147
	3.60%	Jun-2057		12,801	13,179	12,747
	3.61%	Dec-2045		4,734	4,603	4,692
	3.62%	Dec-2057		26,830	27,227	26,616
	3.65%	Oct-2058		9,686	9,810	9,569
	3.67%	Nov-2035		10,554	10,718	10,539
	3.74%	Aug-2059		14,769	15,013	14,634
	3.75%	Nov-2060		10,729	11,023	10,452
	3.78%	Aug-2060		37,549	37,789	36,503
	3.92%	Aug-2039		34,403	35,560	34,367

Schedule of Portfolio Investments

December 31, 2025 (dollars in thousands)

Ginnie Mae Securities (25.9% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Multifamily continued	4.00%	Nov-2057	23,497	24,346	22,896
	4.08%	Feb-2064	15,066	15,382	14,460
	4.10%	May-2051	3,538	3,769	3,537
	4.14%	Sep-2063	10,903	11,090	10,524
	4.35%	Dec-2060	2,187	2,223	2,195
	4.37%	Feb-2034	18,926	19,879	18,898
	4.45%	Jun-2055	2,351	2,277	2,352
	4.53%	Jan-2061	14,240	14,626	14,326
	5.17%	Jul-2064	10,639	10,777	10,946
	5.25%	Apr-2037	13,670	13,667	13,686
	5.45%	Jun-2059	39,396	41,159	41,131
	5.55%	Oct-2060	31,988	33,119	33,873
	5.62%	Oct-2058	12,685	13,140	13,405
	5.64%	Nov-2058	2,225	2,305	2,355
	5.66%	Oct-2058 - Dec-2058	21,982	22,786	23,309
	5.69%	Aug-2059	10,893	11,314	11,553
	5.71%	Oct-2058	6,410	6,631	6,814
	5.78%	Dec-2058	20,105	20,800	21,477
	5.82%	Nov-2058	5,458	5,647	5,845
	6.15%	Apr-2064	17,472	17,853	19,100
			2,088,270	2,139,012	1,893,346
Total Ginnie Mae Securities			$2,090,489	$2,141,237	$1,895,579

Schedule of Portfolio Investments

December 31, 2025 (dollars in thousands)

Ginnie Mae Construction Securities (2.7% of net assets)

	Interest Rates[2]			Unfunded
	Permanent	Construction	Maturity Date	Commitments[3]	Face Amount	Amortized Cost	Value
Multifamily	2.59%	3.59%	Aug-2064	$5,844	$36,468	$37,225	$30,434
	4.50%	4.50%	Mar-2068	96,202	28,798	21,256	22,846
	5.05%	5.05%	Dec-2066 - Apr-2067	47,090	34,766	36,744	35,117
	5.34%	9.75%	Aug-2065	—	20,898	21,657	21,671
	5.45%	5.45%	Mar-2068	15,393	1,607	1,457	1,613
	5.88%	10.75%	Feb-2066	3,128	16,025	16,847	17,420
	5.90%	5.90%	Aug-2065	564	3,545	3,665	3,860
	5.92%	5.92%	Mar-2066	2,285	20,194	19,434	21,890
	5.99%	5.99%	Dec-2057	118,935	13,301	16,092	20,448
	6.10%	6.10%	Apr-2067	20,524	940	1,825	2,378
	6.10%	7.65%	Jul-2065	630	1,541	1,635	1,744
	6.15%	6.15%	Aug-2065	—	16,836	17,202	18,475
				310,595	194,919	195,039	197,896
Forward Commitments	5.33%	5.33%	Sep-2067	5,110	—	107	138
				5,110	—	107	138
Total Ginnie Mae Construction Securities				$315,705	$194,919	$195,146	$198,034

Schedule of Portfolio Investments

December 31, 2025 (dollars in thousands)

Fannie Mae Securities (44.0% of net assets)

				Unfunded
	Interest Rate[4]		Maturity Date	Commitments[3]	Face Amount	Amortized Cost	Value
Single Family	2.50%		May-2050- Jan-2052	$—	$92,245	$95,240	$78,787
	2.50%		Jan-2052	—	38,666	38,789	33,222
	3.00%		Apr-2031- Mar-2052	—	97,289	100,238	87,407
	3.50%		Oct-2026- Sep-2051	—	55,638	57,148	52,340
	4.00%		Apr-2026 - Jul-2052	—	63,993	64,124	61,467
	4.24%	1M SOFR+36	Mar-2037	—	75	75	74
	4.31%	1M SOFR+43	Jun-2037	—	327	327	324
	4.39%	1M SOFR+51	Apr-2037	—	159	159	158
	4.45%	1M SOFR+57	Oct-2042	—	1,010	1,012	998
	4.49%	1M SOFR+61	Jun-2042	—	2,292	2,293	2,269
	4.50%		Mar-2038- Oct-2052	—	102,381	101,861	101,120
	4.54%	1M SOFR+66	Mar-2042	—	1,118	1,119	1,110
	4.59%	1M SOFR+71	Oct-2043	—	2,447	2,454	2,429
	5.00%		May-2034- Feb-2055	—	121,349	121,742	122,189
	5.50%		Sep-2032- Jan-2055	—	215,927	215,762	221,595
	6.00%		Nov-2028- Nov-2054	—	120,542	121,153	124,722
	6.50%		Sep-2028- Dec-2054	—	28,559	28,918	29,862
	7.00%		Sep-2027- May-2032	—	255	255	267
	7.50%		Mar-2030- Jun-2030	—	2	2	2
	8.00%		Aug-2030- May-2031	—	22	22	23
				—	944,296	952,693	920,365
Multifamily	1.22%		Aug-2028- Jul-2030	—	35,085	35,116	31,573
	1.26%		Jan-2031	—	23,927	23,924	21,017
	1.31%		Aug-2030	—	4,200	4,220	3,725
	1.32%		Aug-2030	—	20,852	20,943	18,547
	1.38%		Jul-2030	—	10,500	10,546	9,344
	1.41%		Jul-2030	—	3,019	3,029	2,705
	1.46%		Jul-2030	—	6,876	6,907	6,179
	1.47%		Jul-2030- Dec-2030	—	15,425	15,471	13,524
	1.50%		Aug-2030	—	1,070	1,079	961
	1.57%		Jan-2031	—	21,052	21,078	18,586
	1.58%		Oct-2031	—	57,950	58,059	49,856
	1.65%		Jul-2030	—	1,159	1,169	1,050
	1.76%		Aug-2031- Dec-2036	—	41,092	41,155	35,978
	1.88%		Nov-2031	—	25,400	25,415	22,235
	2.00%		Apr-2031	—	18,000	18,237	16,171
	2.09%		Jul-2050	—	8,392	8,517	5,242
	2.16%		Sep-2050	—	14,200	14,329	8,496
	2.41%		Apr-2051	—	3,505	3,534	2,610
	2.47%		Dec-2051	—	12,601	12,749	9,460
	2.49%		Dec-2026- Nov-2031	—	25,900	25,918	24,582
	2.53%		Jan-2030	—	20,550	20,589	19,239
	2.55%		Sep-2026- Mar-2030	—	24,465	24,484	23,619
	2.56%		Dec-2051	—	11,827	11,851	8,973
	2.57%		Mar-2042	—	25,155	25,163	18,879
	2.61%		Nov-2026	—	9,429	9,431	9,323
	2.67%		Aug-2029	—	36,735	36,807	35,135
	2.85%		Aug-2031	—	8,550	8,567	7,974
	2.91%		Jun-2031	—	25,000	25,042	23,485
	2.94%		Sep-2027- Jul-2039	—	47,252	47,269	46,622
	2.96%		Sep-2034	—	20,000	20,372	17,640
	3.00%		May-2027	—	5,948	5,949	5,872
	3.01%		Apr-2052	—	7,025	7,029	5,569
	3.02%		Jun-2027	—	3,310	3,310	3,273
	3.04%		Apr-2030	—	23,445	23,459	22,549
	3.05%		Apr-2030	—	23,686	23,691	22,777
	3.12%		Apr-2030	—	11,703	11,704	11,208
	3.18%		May-2035	—	7,376	7,420	6,984
	3.21%		May-2030	—	5,885	5,901	5,654
	3.24%		May-2052	—	6,105	6,210	4,861
	3.30%		May-2029	—	3,405	3,435	3,333
	3.31%		Oct-2027	—	14,018	14,024	13,898
	3.36%		Oct-2029	—	9,588	9,589	9,382
	3.42%		Apr-2035	—	4,660	4,690	4,287
	3.63%		Jul-2035	—	20,087	20,100	18,629
	3.68%		Jul-2028	—	11,395	11,468	11,284
	4.05%		Jun-2030	—	10,632	10,576	10,621
	4.07%		Oct-2034	—	12,936	12,402	12,618
	4.21%	1M SOFR+20	Nov-2031	—	40,943	40,946	40,622
	4.30%	1M SOFR+29	Feb-2029	—	20,000	20,001	19,737
	4.32%		Mar-2028	—	41,708	41,739	41,629
	4.35%		Sep-2030	—	21,800	21,865	22,044
	4.37%		Jun-2033	—	21,805	21,822	21,841
	4.40%		Jan-2034	—	3,815	3,731	3,813

Schedule of Portfolio Investments

December 31, 2025 (dollars in thousands)

Fannie Mae Securities (44.0% of net assets)

				Unfunded
	Interest Rate[4]		Maturity Date	Commitments[3]	Face Amount	Amortized Cost	Value
Multifamily continued	4.43%		Jul-2030	—	11,760	11,827	11,926
	4.47%		Nov-2041	—	9,348	9,348	8,941
	4.48%	1M SOFR+47	Jun-2029	—	63,761	63,767	63,486
	4.48%		Aug-2030	—	20,915	20,915	21,255
	4.49%		Jul-2030	—	35,232	35,245	35,818
	4.50%	1M SOFR+49	May-2032	—	28,526	28,528	28,207
	4.52%		Sep-2033	—	11,361	11,291	11,468
	4.53%	1M SOFR+52	Jun-2032	—	30,975	30,975	31,096
	4.55%		Jul-2030	—	10,699	10,710	10,904
	4.56%		Feb-2028	—	29,835	29,850	29,780
	4.61%		Jul-2029	—	16,100	16,382	16,412
	4.62%		Feb-2034	—	7,430	7,381	7,530
	4.64%		Jul-2032	—	11,272	11,272	11,519
	4.66%		Apr-2035	—	10,493	10,498	10,611
	4.69%		Jun-2035	—	428	432	430
	4.70%	1M SOFR+69	Jun-2029	—	40,149	40,149	40,176
	4.70%	1M SOFR+69	May-2029	—	16,911	16,912	16,921
	4.70%		Feb-2032	—	7,700	7,809	7,898
	4.72%		Jul-2032	—	18,427	18,840	18,913
	4.73%		Jun-2030	—	19,397	19,575	19,905
	4.74%		Sep-2033	—	13,405	13,428	13,725
	4.76%		Jun-2029	—	55,600	56,699	56,960
	4.76%		Sep-2030 - Jan-2040	—	13,098	13,025	13,304
	4.79%		Mar-2032	—	7,613	7,690	7,844
	4.80%		Jun-2035- Oct-2052	—	22,952	22,913	22,621
	4.81%		Aug-2029	—	12,750	12,806	13,094
	4.82%		Jul-2030- Feb-2034	—	31,012	31,481	31,866
	4.83%		Sep-2028- Jul-2032	—	28,556	28,712	29,358
	4.83%	1M SOFR+82	Jan-2028	—	3,532	3,532	3,528
	4.85%		Jan-2034	—	2,801	2,808	2,884
	4.86%		Jul-2029- Jun-2032	—	30,034	30,535	31,008
	4.86%	1M SOFR+85	Nov-2032	—	15,800	15,803	15,817
	4.87%		Sep-2032	—	6,124	6,299	6,335
	4.88%		May-2029- Aug-2035	—	38,461	38,851	39,578
	4.90%		Feb-2032	—	4,560	4,669	4,725
	4.91%		Feb-2034	—	4,250	4,335	4,390
	4.92%		Aug-2032	—	22,694	23,236	23,540
	4.96%		Aug-2033- Dec-2034	—	13,880	14,133	14,378
	4.97%		Feb-2030- Feb-2035	—	15,943	16,235	16,500
	4.98%		Jun-2035	—	11,800	12,060	12,225
	4.99%		Mar-2030- Jul-2035	—	21,472	21,980	22,247
	5.00%		Jun-2029	—	68,500	68,853	70,701
	5.00%		Sep-2033- Apr-2035	—	22,021	22,210	22,889
	5.02%		Feb-2035	—	47,214	47,488	49,097
	5.02%		Dec-2033	—	5,222	5,199	5,436
	5.03%		Jun-2029	—	9,129	9,213	9,429
	5.04%		Apr-2029	—	22,230	22,422	22,946
	5.05%		Oct-2030- Feb-2035	—	32,052	32,542	33,361
	5.06%		Dec-2032	—	46,805	47,743	48,788
	5.08%		Jul-2034	—	8,324	8,498	8,690
	5.09%		Apr-2040	—	7,283	7,216	7,411
	5.10%		Feb-2030- Mar-2040	—	17,154	17,502	17,706
	5.13%		Jan-2029	—	36,000	36,115	37,123
	5.13%		Sep-2028	—	14,584	14,644	15,041
	5.16%		Oct-2030	—	8,020	8,061	8,372
	5.18%		Jun-2034	—	7,869	8,002	8,243
	5.20%		Dec-2029- Feb-2035	—	13,446	13,762	14,074
	5.22%		Feb-2035	—	27,957	28,832	29,354
	5.24%		Nov-2028	—	9,807	9,892	10,148
	5.28%		Dec-2028	—	16,998	17,195	17,621
	5.30%		Aug-2029- Sep-2033	—	5,948	5,994	6,209
	5.31%		Nov-2028	—	34,346	34,639	35,610
	5.32%		Jun-2034	—	3,634	3,695	3,833
	5.35%		Dec-2032	—	11,692	12,092	12,402
	5.36%		Nov-2028- Nov-2030	—	23,977	24,358	25,130
	5.39%		May-2034	—	7,910	8,083	8,415
	5.46%		May-2029	—	4,652	4,685	4,852
	5.47%		Nov-2033	—	6,140	6,205	6,576

Schedule of Portfolio Investments

December 31, 2025 (dollars in thousands)

Fannie Mae Securities (44.0% of net assets)

			Unfunded
	Interest Rate[4]	Maturity Date	Commitments[3]	Face Amount	Amortized Cost	Value
Multifamily continued	5.50%	Jan-2029	—	10,500	10,649	10,948
	5.52%	Oct-2033	—	3,860	3,926	4,123
	5.55%	Dec-2028	—	20,041	20,259	20,868
	5.69%	Jun-2041	—	3,831	3,890	3,842
	5.75%	Jun-2041	—	1,862	1,895	1,871
	5.87%	Dec-2035	—	6,609	7,044	7,262
	5.96%	Jan-2029	—	120	120	120
			—	2,253,236	2,267,890	2,212,829
When Issued[5]	4.65%	Jan-2036	—	75,000	75,946	75,715
	5.18%	Jan-2044	—	13,690	13,912	13,975
			—	88,690	89,858	89,690
Forward Commitments	5.21%	Jul-2044	12,174	—	—	76
	5.40%	Jun-2043	23,950	—	—	1,097
			36,124	—	—	1,173
Total Fannie Mae Securities			$36,124	$3,286,222	$3,310,441	$3,224,057

Schedule of Portfolio Investments

December 31, 2025 (dollars in thousands)

Freddie Mac Securities (11.2% of net assets)

	Interest Rate[4]		Maturity Date	Face Amount	Amortized Cost	Value
Single Family	2.50%		Jan-2043- Aug-2046	$4,368	$4,406	$3,824
	3.00%		Aug-2042- Sep-2046	18,098	18,338	16,668
	3.50%		Feb-2026- Oct-2046	32,247	32,780	30,593
	4.00%		Apr-2026- Aug-2047	30,137	31,017	29,259
	4.40%	1M SOFR+41	Feb-2036	103	103	102
	4.43%	1M SOFR+44	May-2037	59	59	58
	4.45%	1M SOFR+46	Apr-2036- Jan-2043	1,456	1,457	1,433
	4.50%	1M SOFR+51	Aug-2043	1,435	1,434	1,414
	4.50%		Jan-2038- Dec-2044	8,273	8,508	8,287
	4.58%	1M SOFR+59	Oct-2040	1,041	1,040	1,032
	4.60%	1M SOFR+61	Oct-2040- Jun-2044	3,837	3,839	3,803
	4.65%	1M SOFR+66	Nov-2040	945	950	936
	4.77%	1M SOFR+78	Aug-2037	1,066	1,072	1,065
	5.00%		Jul-2035-Aug-2040	968	967	991
	5.50%		Apr-2033- Jul-2038	1,023	1,021	1,062
	6.00%		Dec-2033- Oct-2037	1,465	1,469	1,536
	6.50%		Apr-2028- Nov-2037	199	200	212
	7.00%		Apr-2028- Mar-2030	6	5	6
	7.50%		Dec-2029- Apr-2031	6	6	6
				106,732	108,671	102,287
Multifamily	2.04%		May-2050	18,886	19,256	13,539
	2.40%		Jun-2031	7,256	7,289	6,660
	2.42%		Jun-2031	11,471	11,529	10,540
	3.34%		Dec-2029	8,931	8,964	8,677
	3.35%		Oct-2033	28,638	28,580	27,162
	3.60%		Apr-2030	23,213	23,385	22,681
	3.86%		May-2040	17,376	17,376	16,664
	4.17%		Oct-2032	25,000	24,791	24,883
	4.21%	1M SOFR+20	Aug-2031	11,633	11,633	11,539
	4.23%	1M SOFR+23	Jul-2027	3,804	3,805	3,795
	4.25%		Jan-2028	93,652	93,426	94,157
	4.25%	1M SOFR+24	Nov-2027- Jun-2031	41,699	41,699	41,376
	4.26%	1M SOFR+25	Dec-2030	4,943	4,943	4,869
	4.29%		Jul-2030	32,500	32,460	32,784
	4.31%	1M SOFR+30	Dec-2030	8,017	8,017	7,979
	4.32%		Dec-2030	25,000	25,208	24,827
	4.36%		Dec-2029	9,198	9,174	9,289
	4.37%	1M SOFR+36	Oct-2030	1,012	1,012	1,007
	4.38%	1M SOFR+37	Nov-2030	4,029	4,029	4,010
	4.42%		Oct-2035	25,000	24,740	24,757
	4.45%	1M SOFR+44	Oct-2030	574	574	572
	4.57%	1M SOFR+56	Jan-2035	20,000	20,000	19,982
	4.67%	1M SOFR+66	Apr-2033	35,155	35,215	35,397
	4.73%	1M SOFR+72	Jul-2033	20,668	20,728	20,703
	4.83%		Jan-2039	9,745	9,816	9,798
	4.85%		Jun-2040	40,000	39,956	40,003
	4.85%		Jan-2030	13,144	13,553	13,527
	4.90%		Feb-2029- Dec-2032	15,252	15,245	15,502
	5.15%		Apr-2055	60,000	56,457	57,907
	5.15%		Aug-2055	18,583	18,340	17,819
	5.36%		Jan-2029	47,428	49,258	49,234
	5.40%		Jan-2029	31,632	32,893	32,839
	5.48%		Jan-2029	9,971	10,385	10,375
				723,410	723,736	714,853
Total Freddie Mac Securities				$830,142	$832,407	$817,140

Schedule of Portfolio Investments

December 31, 2025 (dollars in thousands)

State Housing Finance Agency Securities (4.5% of net assets)

		Interest Rates[2]
	Issuer	Permanent	Construction	Maturity Date	Face Amount	Amortized Cost	Value
Multifamily	Illinois Housing Development Auth[6]	2.70%	—	Jun-2027	$1,140	$1,140	$1,141
	NYC Housing Development Corp	2.95%	—	Nov-2041	6,275	6,275	4,777
	NYC Housing Development Corp	3.05%	—	Nov-2046	13,000	13,000	9,169
	NYC Housing Development Corp	3.10%	—	Oct-2046	19,231	19,231	15,737
	Illinois Housing Development Auth[6]	3.30%	—	Sep-2026	2,370	2,372	2,370
	Illinois Housing Development Auth[6]	—	3.54%	Nov-2026	5,615	5,626	5,651
	Mass Housing[6]	3.85%	—	Dec-2058	9,135	9,133	7,021
	Illinois Housing Development Auth[6]	4.22%	—	Jul-2042	16,390	16,431	16,613
	Chicago Housing Authority	4.36%	—	Jan-2038	25,000	25,000	23,047
	MassHousing[6]	4.50%	—	Dec-2065	30,060	30,102	28,940
	MassHousing	4.62%	—	Jun-2067	24,600	24,662	24,124
	City of Chicago[7]	4.63%	—	Sep-2037	1,500	1,474	1,501
	Illinois Housing Development Auth[6]	4.65%	—	Jan-2067	21,400	21,439	21,293
	Illinois Housing Development Auth[6]	4.69%	—	Jan-2066	14,470	14,470	14,452
	Mass Housing	4.84%	—	Dec-2067	35,415	35,473	34,971
	Mass Housing	4.85%	—	Dec-2068	20,095	20,095	19,888
	Mass Housing[6]	4.90%	—	Jun-2066	26,645	26,681	26,976
	City of Chicago[7]	4.90%	—	Mar-2044	1,000	993	1,000
	Illinois Housing Development Auth[6]	5.05%	—	Jul-2066	13,320	13,385	13,474
	Mass Housing[6]	5.11%	—	Jun-2066	53,425	53,465	53,955
Total State Housing Finance Agency Securities					$340,086	$340,447	$326,100

Schedule of Portfolio Investments

December 31, 2025 (dollars in thousands)

Other Mutifamily Investments (1.9% of net assets)

		Interest Rates[2,4]				Unfunded
	Issuer	Permanent	Construction		Maturity Date	Commitments[3]	Face Amount	Amortized Cost	Value
Direct Loans	Olson Court - Minneapolis, MN (Level 3)	—	5.82%		May-2027	$1	$16,992	$16,985	$17,353
	400 Lake Shore Drive - Chicago, IL (Level 3)	—	5.97%	80% Daily SOFR+300	Dec-2053[8]	1,828	13,886	13,756	13,934
	400 Lake Shore Drive - Chicago, IL (Level 3)	—	5.97%	80% Daily SOFR+300	Dec-2058[8]	39,276	10	(238)	128
	Landmark Towers - St. Paul, MN (Level 3)	—	6.05%	1M TERM SOFR+235	Jun-2027	452	18,208	18,205	18,239
	311 W 42nd Street - New York, NY (Level 3)	—	6.17%		Nov-2027	1,225	48,775	48,775	48,756
	Hudson Exchange - Jersey City, NJ (Level 3)	—	6.50%	1M SOFR+275	Jun-2027	12,396	37,603	37,561	37,603
	Olson Court - Minneapolis, MN (Level 3)	—	6.52%		May-2027	1,553	—	(4)	29
	Eleven Eleven Sutter - San Francisco, CA (Level 3)	—	7.50%		Oct-2028	39,475	2,521	2,276	2,561
						96,206	137,995	137,316	138,603
Forward Commitments	Rochester Civic Center - Rochester, MN (Level 3)	—	5.19%		Jan-2030	6,344	—	(26)	131
	Union Tower - San Diego, CA (Level 3)	—	5.70%	1M SOFR+200	Jun-2027	15,068	—	151	(33)
	Beltline Station Building 1 - St. Louis Park, MN (Level 3)	—	6.30%		Jul-2030	16,207	—	(33)	374
	Beltline Station Building 3 - St. Louis Park, MN (Level 3)	—	6.30%		Jul-2030	14,842	—	(35)	369
	Carville Park - Reno, NV (Level 3)	—	6.30%	1M SOFR+275	Jun-2027	7,010	—	(103)	(24)
						59,471	—	(46)	817
Privately Insured Mortgages[9]	Illinois Housing Development Auth	6.40%	—		Nov-2048	—	827	834	823
						—	827	834	823
Total Other Multifamily Investments						$155,677	$138,822	$138,104	$140,243

Schedule of Portfolio Investments

December 31, 2025 (dollars in thousands)

United States Treasury Securities (7.2% of net assets)

Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
3.88%	Feb-2043	$105,000	$105,179	$94,592
4.00%	Nov-2042	15,000	14,783	13,765
4.13%	Aug-2053	18,000	16,609	15,961
4.13%	Aug-2044	115,000	110,639	105,675
4.50%	Nov-2054	93,000	91,767	87,885
4.63%	Nov-2044	55,600	55,005	54,548
4.63%	May-2044	55,000	57,195	54,078
4.63%	Nov-2045	30,000	29,451	29,348
4.75%	Nov-2043	10,000	10,074	10,012
5.00%	May-2045	60,000	60,892	61,678
Total United States Treasury Securities		$556,600	$551,594	$527,542

Total Fixed-Income Investments		$7,553,586	$7,626,338	$7,242,482

Schedule of Portfolio Investments

December 31, 2025 (dollars in thousands)

Equity Investment in Wholly-Owned Subsidiary (0.01% of net assets)

		Amount of
	Face	Dividends
Issuer	Amount (Cost)	or Interest	Value
HIT Advisers[10] (Level 3)	$1	$—	$511
Total Equity Investment	$1	$—	$511

Schedule of Portfolio Investments

December 31, 2025 (dollars in thousands)

Short-Term Investments (2.0% of net assets)

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
BlackRock Liquidity Funds | FedFund | Institutional Shares	3.67%[11]	Jan-2026	145,208	145,208	145,208
Total Short-Term Investments			$145,208	$145,208	$145,208

Total Investments			$7,698,795	$7,771,547	$7,388,201

Schedule of Portfolio Investments

December 31, 2025 (dollars in thousands)

Futures Contracts (Notional Amount Long 1.0% of net assets | Short 2.2% of net assets)

					Unrealized
	Number				Appreciation
Description	of Contracts	Expiration Date	Notional Amount	Market Value	(Depreciation)
Futures Long
CBOT U.S. Treasury Long Bond	610	Mar-2026	$71,275	$70,512	$(763)

Futures Short
CBOT Ultra 10-Year U.S. Treasury Note	1,385	Mar-2026	$160,393	$159,297	$1,096
Total Futures Contracts					$333

Schedule of Portfolio Investments

December 31, 2025

Footnotes

[1]	Securities issued by state housing finance agencies but backed by mortgage loans insured as to principal and interest by the Federal Housing Administration ("FHA") under the Housing Finance Agency (“HFA”) Risk-Sharing Program.

[2]	Construction interest rates are the rates charged to the borrower during the construction phase of the project. The permanent interest rates are charged to the borrower during the amortization period of the loan, unless the U.S. Department of Housing and Urban Development requires that such rates be charged earlier.

[3]	The HIT may make commitments, including forward commitments, in securities or loans that fund over time on a draw basis or fund at a single point in time. Generally, GNMA construction securities fund over a 12-to-24 month period. Funding periods for State Housing Agency construction securities and Direct Loans vary by project, but generally fund over a one-to-48 month period. Forward commitments generally settle within 12 months of the original commitment date. At period end, the principal amount of the unfunded commitments totaled $538.5 million, for which unrealized gains of $6.0 million are included in the related Value column of the Schedule of Portfolio Investments for such commitments.

[4]	For floating and variable rate securities the rate indicated is for the period end. With respect to these securities, the schedule also includes the reference rate and spread in basis points.

[5]	The HIT records when issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when issued basis are marked to market monthly and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

[6]	Securities exempt from registration under the Securities Act of 1933 and were privately placed directly by a state housing agency (a not-for-profit public agency) with the HIT and are secured by the full faith and credit of said agency. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are considered liquid, under procedures established by and under the general supervision of the HIT's Board of Trustees.

[7]	Federally tax-exempt bonds collateralized by Ginnie Mae securities.

[8]	Date reflects the stated maturity date of the bond. However, the bond is subject to a mandatory tender for purchase in December 2027, which may be extended to December 2028 under certain conditions.

[9]	Loans insured by Ambac Assurance Corporation, are additionally backed by a repurchase option from the mortgagee for the benefit of the HIT. The repurchase price is defined as the unpaid principal balance of the loan plus all accrued unpaid interest due through the remittance date. The repurchase option can be exercised by the HIT in the event of a payment failure by Ambac Assurance Corporation.

[10]	The HIT has a participation interest in HIT Advisers, a Delaware limited liability company. HIT Advisers is a New York-based adviser currently exempt from investment adviser registration in New York. The investment in HIT Advisers is valued by the HIT's valuation committee in accordance with the fair value procedures adopted by the HIT's Board of Trustees, and approximates carrying value of HIT Advisors and its subsidiary on a consolidated basis. The participation interest is not registered under the federal securities laws.

[11]	Rate indicated is the 1-day yield as of 12/31/25.

Key to abbreviations

M	Month
Y	Year
UST	U.S. Treasury
SOFR	Secured Overnight Financing Rate
CBOT	Chicago Board of Trade

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2025 (dollars in thousands)

Investment income	$286,595

Expenses
Non-officer salaries and fringe benefits	9,951
Officer salaries and fringe benefits	4,955
Investment management	1,589
Marketing and sales promotion (12b-1)	1,658
Auditing, tax and accounting fees	469
Legal fees	379
Consulting fees	329
Insurance	415
Trustee expenses	100
Rental expenses	572
General expenses	2,149
Total expenses	22,566

Net investment income	264,029

Net realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments	(110,881)
Net realized gains (losses) on futures	825
Total net realized gains (losses)	(110,056)

Net change in unrealized appreciation (depreciation) on investments	342,816
Net change in unrealized appreciation (depreciation) on futures	1,785
Total net change in unrealized gains (losses)	344,601
Net realized and unrealized gains (losses) on investments	234,545

Net increase (decrease) in net assets resulting from operations	$498,574

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2025 and 2024 (dollars in thousands)

Increase (decrease) in net assets from operations	2025	2024
Net investment income	$264,029	$240,687
Net realized gains (losses)	(110,056)	(153,138)
Net change in unrealized appreciation (depreciation)	344,601	65,203
Net increase (decrease) in net assets resulting from operations	498,574	152,752

Distributions to participants or reinvested	(267,350)	(244,471)

Increase (decrease) in net assets from unit transactions
Proceeds from the sale of units of participation	252,307	395,840
Dividend reinvestment of units of participation	244,343	225,149
Payments for redemption of units of participation	(298,515)	(197,887)
Net increase (decrease) from unit transactions	198,135	423,102

Total increase (decrease) in net assets	429,359	331,383

Net assets
Beginning of period	$6,890,214	$6,558,831
End of period	$7,319,573	$6,890,214

Unit information
Units sold	256,958	408,761
Distributions reinvested	249,295	232,784
Units redeemed	(302,646)	(205,395)
Increase in units outstanding	203,607	436,150

See accompanying Notes to Financial Statements.

Notes to Financial Statements

Note 1. Summary of Significant Accounting Policies

The American Federation of Labor and Congress of Industrial Organizations (AFL-CIO) Housing Investment Trust (HIT) is a common law trust created under the laws of the District of Columbia and is registered under the Investment Company Act of 1940, as amended (Investment Company Act), as a no-load, open-end investment company. The HIT has obtained certain exemptions from the requirements of the Investment Company Act that are described in the HIT’s Prospectus and Statement of Additional Information. Participation in the HIT is limited to eligible pension plans and labor organizations, including health and welfare, general, voluntary employees’ benefit associations and other funds that have beneficiaries who are represented by labor organizations. The following is a summary of significant accounting policies followed by the HIT in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (GAAP) in the United States. The HIT follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services—Investment Companies.

Investment Valuation

Net asset value per share (NAV) is determined as of the close of regular trading (normally 4:00 p.m.) of the New York Stock Exchange on the last business day of each calendar month. When the markets close early for holidays, prices may be taken earlier in the day. The HIT’s Board of Trustees is responsible for the valuation process. The HIT’s Board of Trustees has designated the officers of the HIT that comprise the HIT’s Valuation Committee as the “valuation designee” to perform fair valuations of the HIT’s investments pursuant to Rule 2a-5 under the Investment Company Act. The Valuation Committee, in accordance with the policies and procedures approved by the HIT’s Board of Trustees, is also responsible for evaluating the effectiveness of the HIT’s pricing policies, determining the reliability of third-party pricing information and reporting to the Board of Trustees on valuation matters, including fair value determinations. Following is a description of the valuation methods and inputs applied to the HIT’s major categories of assets. The majority of the HIT’s assets are valued using evaluated prices provided by independent third-party pricing services that are approved by the Board of Trustees. Portfolio securities for which market quotations are readily available are valued through exchange determined market pricing. For U.S. Treasury securities, independent pricing services generally base evaluated prices on actual transactions as well as dealer-supplied market information. For State Housing Finance Agency securities, independent pricing services generally base evaluated prices using models that utilize trading spreads, new issue scales, verified bid information and credit ratings. For commercial mortgage-backed securities, independent pricing services generally base evaluated prices on cash flow models that take into consideration benchmark yields and utilize available trade information, dealer quotes and market color.

For U.S. agency and government-sponsored enterprise securities, including single family and multifamily mortgage-backed securities, construction mortgage securities and loans and collateralized mortgage obligations, independent pricing services generally base evaluated prices on an active TBA (to-be-announced) market for mortgage pools, discounted cash flow models, or option-adjusted spread models. Independent pricing services examine reference data and use observable inputs such as issue name, issue size, ratings, maturity, call type and spread/benchmark yields, as well as dealer-supplied market information. The discounted cash flow or option-adjusted spread models utilize inputs from matrix pricing, which consider observable market-based discount and prepayment rates, attributes of the collateral, and yield or price of bonds of comparable quality, coupon, maturity and type.

Investments in registered open-end investment management companies are valued based upon the NAV of such investments.

When the HIT finances the construction and permanent securities or participation interests, value is determined based upon the total amount, funded and/or unfunded, of the commitment.

Portfolio investments for which market quotations or independent third-party provider evaluated prices are deemed unreliable or not available are valued at their fair value determined in good faith by the HIT’s Valuation Committee, as valuation designee, pursuant to procedures approved by the HIT’s Board of Trustees. In determining fair market value, the Valuation Committee will employ a valuation method that it believes reflects fair value for that asset, which may include the use of an independent valuation consultant or the utilization of a discounted cash flow model based on broker and/or other market inputs. The frequency with which these fair value procedures may be used cannot be predicted. However, on December 31, 2025 the Valuation Committee fair valued 0.01% of the HIT’s net assets utilizing its internally derived unobservable inputs.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Short-term investments acquired with a stated maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value.

The HIT holds a 100% ownership interest, either directly or indirectly in HIT Advisers LLC (HIT Advisers). HIT Advisers is valued at its fair value determined in good faith under consistently applied procedures approved by the HIT’s Board of Trustees, which approximates its respective carrying value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. The HIT classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the HIT’s determination of assumptions that market participants might reasonably use in valuing the securities.

The following table presents the HIT’s valuation levels as of December 31, 2025:

	Investment Securities
(dollars in thousands)	Level 1	Level 2	Level 3	Total
Investments in Securities:
FHA Permanent Securities	$—	$113,090	$—	$113,090
FHA Construction Securities	—	—	—	—
Ginnie Mae Securities	—	1,795,108	100,471	1,895,579
Ginnie Mae Construction Securities	—	197,896	—	197,896
Fannie Mae Securities	—	3,133,194	—	3,133,194
Freddie Mac Securities	—	817,140	—	817,140
State Housing Finance Agency Securities	—	326,100	—	326,100
Other Multifamily Investments
Direct Loans	—	—	138,603	138,603
Privately Insured Construction/Permanent Mortgages	—	823	—	823
Total Other Multifamily Investments	—	823	138,603	139,426
United States Treasury Securities	—	527,542	—	527,542
Equity Investments	—	—	511	511
Short-Term Investments	145,208	—	—	145,208
Other Financial Instruments[1]	—	91,698	817	92,515
Total Investments in Securities	145,208	7,002,591	240,402	7,388,201
Derivatives Investments:
Long
Futures Contracts[2]	(763)	—	—	(763)
Short
Futures Contracts[2]	1,096	—	—	1,096
Total Derivatives Investments	$333	$—	$—	$333

1.	If held in the portfolio at report date, other financial instruments includes forward commitments, TBA and when-issued securities.

2.	Amounts shown represent unrealized appreciation (depreciation) at period end as presented in the Schedule of Investments. Only initial margin and variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

The following table reconciles the valuation of the HIT’s Level 3 investment securities and related transactions for the period ended December 31, 2025:

	Investments in Securities
(dollars in thousands)	Ginnie Mae Securities	Other Multifamily Investments	Equity Investments	Other Financial Instruments	Total
Beginning Balance, 12/31/2024	$96,209	$168,919	$558	$(23)	$265,663
Paydowns/Settlements	(2,608)	(100,545)	—	—	(103,153)
Total Unrealized Gain (Loss)[1]	1,998	115	(47)	840	2,906
Cost of Purchases	4,872	70,114	—	—	74,986
Ending Balance, 12/31/2025	$100,471	$138,603	$511	$817	$240,402

1.	Net change in unrealized gain (loss) attributable to Level 3 securities held at December 31, 2025, totaled $2,906,000 and is included on the accompanying Statement of Operations.

For the year ended December 31, 2025, there were no transfers in levels.

Level 3 securities primarily consist of Other Multifamily Investments (Direct Loans) and one Ginnie Mae Security which were valued using evaluated prices provided by an independent, third-party pricing service as of December 31, 2025. The pricing services applies a discounted cash flow model that incorporates unobservable inputs, including assumptions regarding expected prepayment speeds (reflected in weighted-average life (“WAL”) and spreads to relevant U.S. Treasury rates. Changes in these unobservable inputs can materially affect the resulting fair value measurements.

For investments valued at a premium, a shorter WAL (meaning faster expected prepayments) generally decreases fair value, while a longer WAL (slower expected prepayments) generally increases fair value, assuming all other inputs remain constant. Conversely, for investments valued at a discount, a shorter WAL generally increases fair value, and a longer WAL generally decreases fair value, holding other inputs constant. Similarly, changes in assumed spreads can significantly affect fair value. An increase in the spread, indicating higher perceived risk, generally results in a decrease in fair value, whereas a decrease in the spread generally results in an increase in fair value, all else being equal.

	Ginnie Mae Securities
	Minimum	Average[1]	Maximum
Weighted Average Life (WAL)	1.83	1.83	1.83
Spread to U.S. Treasuries (bps)	77	77	77
	Other Multifamily Investments
	Minimum	Average[1]	Maximum
Weighted Average Life (WAL)	1.00	2.14	4.58
Spread to U.S. Treasuries (bps)	72	214	392

1.	Represents the mean of securities in this category.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Federal Income Taxes

The HIT’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (Internal Revenue Code), that are applicable to regulated investment companies, and to distribute all of its taxable income to its participants. Therefore, no federal income tax provision is required.

Tax positions taken or expected to be taken in the course of preparing the HIT’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed for all open years the HIT’s tax positions taken on federal income tax returns and has concluded that no provision for income tax is required in the HIT’s financial statements.

The HIT files U.S. federal, state and local tax returns as required. The HIT’s tax returns are subject to examination by the relevant tax authorities until the expiration of the applicable statutes of limitations, which is generally three years after the filing of the tax return but could be longer in certain circumstances.

Distributions to Participants

At the end of each calendar month, a pro-rata distribution is made to participants of the net investment income earned during the month. This pro- rata distribution is based on the participant’s number of units held as of the immediately preceding month-end and excludes realized gains (losses) which are distributed at year-end. Participants redeeming their investments are paid their pro-rata share of undistributed net income accrued through the month-end of the month in which they redeem. The HIT offers a reinvestment plan that permits current participants to automatically reinvest their distributions of income and capital gains, if any, into the HIT’s units of participation. Total reinvestment was approximately 91% of distributed income for the year ended December 31, 2025.

Investment Transactions and Income

For financial reporting purposes, security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of amortized cost, using the specific identification method. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income.

Interest income is accrued as earned. Premiums, purchase discounts, and loan origination discounts, including related direct costs, are amortized as adjustments to the related loan’s yield over the contractual life of the loan using the effective interest method. In connection with the prepayment of a loan or security, any remaining unamortized amounts are recognized into income as a gain or loss and, depending upon the terms of the loan, there may be additional income that is earned based upon the prepayment and recognized in the period of the prepayment.

12b-1 Plan of Distribution

The HIT’s Board of Trustees has approved a Plan of Distribution under Rule 12b-1 under the Investment Company Act to pay for marketing and sales promotion expenses incurred in connection with the offer and sale of units and related distribution activities (12b-1 expenses). For the year ended December 31, 2025, the HIT was authorized to pay 12b-1 expenses in an annual amount up to $600,000 or 0.05% of its average net assets on an annualized basis per fiscal year, whichever was greater. During the year ended December 31, 2025, the HIT incurred approximately $1,658,000, or 0.02% of its average monthly net assets on an annualized basis, in 12b-1 expenses.

Segment Reporting

The Portfolio Management Committee acts as the HIT’s Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to the HIT. The CODM has concluded that the HIT operates as a single operating segment since the HIT has a single investment strategy as disclosed in its prospectus against which the CODM assesses performance included in Net increase (decrease) in net assets resulting from operations on the Statement of Operations. The financial information provided to and reviewed by the CODM is presented within the financial statements.

Note 2. Investment Risk

Interest Rate Risk

As with any fixed income investment, the market value of the HIT’s investments will generally fall at times when market interest rates rise. Rising interest rates may also reduce prepayment rates, causing the average life of the HIT’s investments to increase. This could in turn further reduce the value of the HIT’s portfolio.

Prepayment and Extension Risk

The HIT invests in certain fixed income securities whose value is derived from an underlying pool of mortgage loans that are subject to prepayment and extension risk.

Prepayment risk is the risk that a security will pay more quickly than its assumed payment rate, shortening its expected average life. In such an event, the HIT may be required to reinvest the proceeds of such prepayments in other investments bearing lower interest rates. The majority of the HIT’s securities backed by loans for multifamily projects include restrictions on prepayments for specified periods to mitigate this risk or include prepayment penalties to compensate the HIT. Prepayment penalties, when received, are included in realized gains.

Extension risk is the risk that a security will pay more slowly than its assumed payment rate, extending its expected average life. When this occurs, the HIT’s ability to reinvest principal repayments in higher returning investments may be limited.

These two risks may increase the sensitivity of the HIT’s portfolio to fluctuations in interest rates and negatively affect the value of the HIT’s portfolio.

Credit Risk

A majority of HIT’s investments have a form of credit enhancement to protect against losses in the event of a default. However, in the event of a default of an underlying mortgage loan where the investment does not have credit enhancement or that an entity providing credit enhancement for an investment fails to meet its obligations under the credit enhancement, the HIT would be subject to the risks that apply to real estate investments generally with respect to that investment. Certain real estate risks include construction failure, loan non-repayment, foreclosure, and environmental and litigation risk.

Futures Contracts

A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset at a specified price on a specified day or days in the future. The HIT may use U.S. Treasury futures contracts to manage the interest rate risk of the HIT portfolio. Upon entering into a futures contract, the HIT is required to deposit either cash or securities (Initial Margin) with a clearing broker. Non-cash collateral pledged by the HIT, if any, is disclosed in the Schedule of Investments, and cash collateral, if any, is held in a segregated account with the broker, which is reflected as Cash collateral held with broker in the Statement of Assets and Liabilities. Positions taken in the futures market are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While the HIT will usually liquidate futures contracts in this manner, the HIT may instead make or take delivery of the underlying asset whenever it appears economically advantageous for the HIT to do so.

The HIT may invest up to 5% of its net assets, measured using notional value, in U.S. Treasury futures contracts for duration management purposes. Investments in U.S. Treasury futures contracts may add leverage because the HIT would be subject to investment exposure on the notional amount of the futures contracts. Investments in derivatives can increase the volatility of the HIT’s NAV and may expose it to significant additional costs. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. There is no guarantee that the use of derivatives will achieve their intended result.

Any open futures contracts at period end are presented in the Schedule of Investments, which reflects unrealized cumulative appreciation (depreciation). The notional amount at value reflects each contract’s exposure to the underlying instrument at period end. The period end variation margin is reflected as Variation margin due from broker in the Statement of Assets and Liabilities, and the net cumulative appreciation (depreciation) is included in Net realized and change in unrealized gains (losses) on futures in the Statement of Operations. The average month-end notional amount of short and long futures contracts held was $90.1 million and $90.5 million, respectively, for the period ended December 31, 2025.

Market Risk

The value of securities held by the HIT may fluctuate, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, adverse investor sentiment and other global market developments and disruptions, including those arising out of geopolitical events (such as war), health emergencies (such as pandemics), natural disasters, terrorism, supply chain disruptions, sanctions and government or quasi-government actions. It Is difficult to predict when events affecting the U.S or global financial markets may occur.

Concentration Risk

The HIT concentrates its investments in fixed-income securities in the mortgage and mortgage finance sectors of the real estate industry. These sectors have experienced price volatility in the past. This concentration subjects the HIT to greater risk of loss as a result of adverse economic, political or regulatory conditions, or other developments than if its investments were diversified across different industries.

Note 3. Transactions with Related Entities

HIT Advisers

HIT Advisers, a Delaware limited liability company, was formed by HIT to operate as an investment adviser and be registered, as appropriate under applicable federal or state law. HIT Advisers is owned by HIT directly (99.9%), and indirectly through HIT Advisers Managing Member (0.1%) which is also wholly owned by HIT. This ownership structure is intended to insulate HIT from any potential liabilities associated with the conduct of HIT Advisers’ business. HIT receives no services from HIT Advisers and carries it as a portfolio investment that meets the definition of a controlled affiliate. As of December 31, 2025, HIT Advisers had no assets under management.

Building America

Building America CDE, Inc. (Building America), a wholly owned subsidiary of HIT Advisers, is a Community Development Entity, certified by the Community Development Financial Institutions Fund (CDFI Fund) of the U.S. Department of the Treasury.

Labor Capital Partners

AFL-CIO Labor Capital Partners (LCP), a Delaware limited liability company, is a wholly owned subsidiary of HIT Advisers. LCP began operations effective January 1, 2025 and has a contract to provide non-fiduciary labor and investor relations to a third-party.

Advances to Affiliates

In accordance with contracts with each affiliate, HIT provides the time of certain personnel and allocates certain shared operational expenses on a cost-reimbursement basis. Expenses solely attributable to an entity are charged to that entity. Also, in accordance with the contracts, HIT provides advances to assist with each affiliate’s operations and cash flow management as needed. Advances are expected to be repaid as cash becomes available and are included in Other Assets on the accompanying Statement of Assets and Liabilities. For HIT Advisers, HIT maintains an allowance for doubtful accounts due to aging balances and no assets under management.

Rollforwards of advances by HIT to HIT Advisers, Building America and LCP are included in the tables below:

Advances to HIT Advisers by HIT	(dollars in thousands)
Ending Balance, net of allowances,12/31/2024	$758
Advances (Adjustments) in 2025	(76)
Repayment by HIT Advisers in 2025	(100)
Ending Balance, net of allowances, 12/31/2025	$582
Advances to Building America by HIT	(dollars in thousands)
Ending Balance, 12/31/2024	$188
Advances in 2025	1,756
Repayment by Building America in 2025	(1,941)
Ending Balance, 12/31/2025	$3
Advances to LCP by HIT	(dollars in thousands)
Advances in 2025	$1,939
Repayment by LCP in 2025	(1,599)
Ending Balance, 12/31/2025	$340

HIT Advisers Consolidated

Summarized consolidated financial information for HIT Advisers and its subsidiaries, Building America and LCP, is included in the table below:

(dollars in thousands)
As of December 31, 2025
Assets	$2,961
Liabilities	$2,450
Equity[1]	$511
For the period ended December 31, 2025
Income	$3,868
Expenses	(3,733)
Tax Expenses	(34)
Net Income (Loss)	$101

1.	For the year ended December 31, 2025, the net change in unrealized gain (loss) attributable to the consolidated value of HIT Advisers and its subsidiaries totaled ($47,000) and is included in the accompanying Statement of Operations.

Note 4. Leases

The HIT leases certain real estate properties for office space which are classified as operating leases. The HIT also leases equipment which is classified as a financing lease. The leases are included in right-of-use (ROU) assets on the HIT’s Statement of Assets and Liabilities. ROU assets represent the HIT’s right to use an underlying asset for the lease term and lease obligations represent the HIT’s obligation to make lease payments arising from the lease. ROU assets and obligations are recognized at the commencement date based on the present value of lease payments over the lease term. As most of the HIT’s leases do not provide an implicit rate, the HIT uses its incremental borrowing rate based on the information available at the commencement date of the lease in determining the present value of lease payments. The HIT determines if an arrangement is a lease at inception. The HIT’s lease terms may include options to extend or terminate the lease when it is reasonably certain that the HIT will exercise that option. Lease expense and amortization expense are recognized on a straight-line basis over the lease term.

(dollars in thousands)	Operating Lease	Financing Lease	Total
ROU Asset, 1/1/2025	$3,328	$27	$3,355
Reduction/Amortization of ROU Asset	(507)	(10)	(517)
Right-of-Use Asset, 12/31/2025	$2,821	$17	$2,838

Lease Liability, 1/1/2025	3,835	29	3,864
Lease Payments	(605)	(11)	(616)
Imputed Interest	60	1	61
Reduction of Lease Liability	(545)	(10)	(555)
Lease Liability, 12/31/2025	$3,291	$19	$3,309

Lease Expense	(567)	(13)	(578)
Weighted Average Discount Rate	1.94%	5.26%
Weighted Average Remaining Term (Years)	5.4	1.7

Note 5. Commitments

The HIT may make commitments, including forward commitments, in securities or loans that fund over time on a draw basis or fund at a single point in time. The HIT agrees to an interest rate and purchase price for these securities or loans when the commitment to purchase is originated.

Certain assets of the HIT are invested in liquid investments until they are required to fund these purchase commitments. As December 31, 2025, the HIT had outstanding unfunded purchase commitments of approximately $538.5 million. The HIT maintains a sufficient level of liquid securities of no less than the total of the outstanding unfunded purchase commitments. As of December 31, 2025, the value of liquid securities, less short- term investments, maintained in a custodial trading account was approximately $7.1 billion.

Note 6. Investment Transactions

Purchases and sales of investments, excluding short-term securities and U.S. Treasury securities, for the year ended December 31, 2025, were $1.5 billion and $879.9 million, respectively.

Note 7. Income Taxes

No provision for federal income taxes is required since the HIT intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records were adjusted for permanent book/tax differences to reflect tax character.

The tax character of distributions paid during 2025 and 2024 were as follows:

(dollars in thousands)	2025	2024
Ordinary Investment Income	$267,350	$244,471
Total Distributions Paid to Participants or Reinvested	$267,350	$244,471

As of December 31, 2025, the components of accumulated earnings on a tax basis were as follows:

(dollars in thousands)	2025
Accumulated Capital Loss Carryforward	$(369,857)
Plus: Deferred loss on US Treasury Futures Straddles	(786)
Accumulated Capital and Other Losses	(370,643)
Unrealized Depreciation	(383,348)
Undistributed Ordinary Income	3,758
Other Temporary Differences	(4,436)
Total Accumulated Losses	$(754,669)

During 2025, the HIT accumulated a capital loss carry forward of $369,857,000 consisting of $45,788,000 short-term and $324,069,000 long-term capital losses, which may be used to offset future capital gains for an unlimited period.

The differences between book basis and tax basis components are primarily attributed to wash sales, recognition for tax purposes of unrealized gains/losses on certain derivative instruments, and the tax treatment of deferred compensation plans, accrued expenses, paydowns and depreciation. For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. These reclassifications are primarily due to meals and entertainment and insurance premiums paid. Results of operations and net assets are not affected by these reclassifications.

For the year ended December 31, 2025, the HIT recorded the following permanent reclassifications:

(dollars in thousands)	2025
Distributable earnings (accumulated losses)	$412
Amount Invested and Reinvested by Current Participants	$(412)

At December 31, 2025, the cost of investments for federal income tax purposes was $7,771,549,000. Net unrealized loss aggregated $383,348,000 at period-end, of which $61,998,000 related to appreciated investments and $445,346,000 related to depreciated investments.

Note 8. Retirement and Deferred Compensation Plans

The HIT participates in the AFL-CIO Staff Retirement Plan (Plan), which is a multiemployer defined benefit pension plan, under the terms of a collective bargaining agreement. The Plan covers substantially all employees, including non-bargaining unit employees. The risks of participating in a multiemployer plan are different from a single-employer plan in the following aspects:

a.	Assets contributed to a multiemployer plan by one employer may be used to provide benefits to employees of other participating employers.

b.	If a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers based on their level of contributions to the plan.

c.	If the HIT chooses to stop participating in its multiemployer plan, the HIT may be required to pay the plan an amount based on the HIT’s share of the underfunded status of the plan, referred to as a withdrawal liability.

The HIT’s participation in the Plan for the year ended December 31, 2025, is outlined in the table below. The “EIN/Pension Plan Number” line provides the Employer Identification Number (EIN) and the three-digit plan number. The most recent Pension Protection Act (PPA) zone status available as of December 31, 2025, is for the 2023 Plan year ended at June 30, 2024. The zone status is based on information that the HIT received from the Plan and is certified by the Plan’s actuary. Among other factors, plans in the red zone are generally less than 65% funded, plans in the yellow zone are less than 80% funded, and plans in the green zone are at least 80% funded. The “FIP/RP Status Pending/Implemented” line indicates whether a financial improvement plan (FIP) or a rehabilitation plan (RP) is either pending or has been implemented. The HIT was listed in the Plan’s Form 5500 as providing more than 5% of the total contributions for the following plan year:

Pension Fund: AFL-CIO Staff Retirement Plan (dollars in thousands)
EIN/Pension Plan Number	53-0228172 / 001
2023 Plan Year PPA Zone Status	Green
FIP/RP Status Pending/ Implemented	No
2025 Contributions[1]	$2,199
2025 Contribution Rate	24%
Surcharge Imposed	No
Expiration Date of Collective Bargaining Agreement	04/01/2028

1.	Included in salaries and fringe benefits expense line items on the Statement of Operations.

The HIT was listed in the Plan’s Form 5500 as providing more than 5% of the total contributions for the following plan year:

Pension Fund	Year Contributions to Plan Exceeded 5 Percent of Total Contributions
AFL-CIO Staff Retirement Plan	2023 [1]

1.	The 2023 plan year ended at June 30, 2024.

At the date the HIT financial statements were issued, the Plan’s Form 5500 was not available for the plan year ended June 30, 2025.

The HIT also sponsors a deferred compensation plan, referred to as a 401(k) plan, covering all employees. This plan permits employees to defer the lesser of 100% of their total compensation or the applicable Internal Revenue Service limit. During 2025, the HIT will match dollar for dollar the first $10,000 of each employee’s contributions. The HIT’s 401(k) contribution for the year ended December 31, 2025, was approximately $396,000.

Note 9. Contract Obligations

In the ordinary course of business, the HIT enters into contracts that contain a variety of indemnifications. The HIT’s maximum exposure under these arrangements is unknown. However, the HIT has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be low.

Note 10. Master Securities Forward Transaction Agreements

The HIT may enter into “Master Securities Forward Transaction Agreements (“MSFTA”) with certain counterparties that govern margining on certain forward settling mortgage-backed securities transactions. The MSFTAs contain provisions for, among other things, eligible collateral, rights of setoff, events of default, termination, and the transfer and maintenance of collateral. Under the MSFTAs and related agreements, collateral posted by counterparties would be held in segregated accounts under the control of the HIT at the HIT’s custodian while collateral posted by the HIT would be held for the benefit of the counterparties under the terms of account control agreements in segregated accounts at the HIT’s custodian. As of December 31, 2025, neither the HIT nor its counterparties were required to post collateral in connection with MSFTAs.

Note 11. Subsequent Events

The HIT evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the HIT’s financial statements.

FINANCIAL HIGHLIGHTS
Select Per Share Data and Ratios for the Years Ended December 31,

Per share data	2025	2024	2023	2022	2021
Net asset value, beginning of period	$960.68	$973.69	$958.52	$1,137.06	$1,176.64

Income from investment operations:
Net investment income *	35.97	35.06	32.45	23.21	20.20
Net realized and unrealized gains (losses) on investments	32.14	(12.47)	15.84	(176.26)	(32.43)
Total income (loss) from investment operations	68.11	22.59	48.29	(153.05)	(12.23)
Less distributions from:
Net investment income	(36.42)	(35.60)	(33.12)	(25.49)	(24.29)
Net realized gains on investments	—	—	—	—	(3.06)
Total distributions	(36.42)	(35.60)	(33.12)	(25.49)	(27.35)

Net asset value, end of period	$992.37	$960.68	$973.69	$958.52	$1,137.06

Total return	7.20%	2.36%	5.17%	-13.55%	-1.04%

Net assets, end of period (in thousands)	$7,319,573	$6,890,214	$6,558,831	$6,025,063	$7,106,556

Ratios/supplemental data
Ratio of expenses to average net assets	0.31%	0.32%	0.33%	0.32%	0.31%
Ratio of net investment income to average net assets	3.7%	3.6%	3.4%	2.3%	1.7%
Portfolio turnover rate	23.9%	20.7%	14.5%	25.3%	30.4%

*The average shares outstanding method has been applied for this per share information.

See accompanying Notes to Financial Statements.

(b)	Report pursuant to Regulation S-X.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

The HIT’s 2025 Annual Meeting of Participants was held on Wednesday, December 17, 2025. The following matters were put to a vote of the participants at the meeting through the solicitation of proxies: Chris Coleman was elected to chair the Board of Trustees. Timothy J. Driscoll, Brendan Griffith and Terry O’Sullivan were elected as Class III Union Trustees and Kevin Filter was elected a Class III Management Trustee. Ernst & Young, LLP was ratified as the HIT’s Independent Registered Public Accounting Firm.

Candidate	Votes For	Votes Against	Votes Abstain
Election of Chair of Board of Trustees
Chris Coleman	5,108,340.741 100.00%	0.000 0.00%	46,167.321 0.90%
Election of Class III Trustees
Union Trustees
Timothy J. Driscoll	5,108,340.741 100.00%	0.000 0.00%	46,167.321 0.90%
Brendan Griffith	5,108,105.827 100.00%	0.000 0.00%	46,402.235 0.91%
Terry O’Sullivan	5,108,340.741 100.00%	0.000 0.00%	46,167.321 0.90%
Management Trustees
Kevin Filter	5,108,340.741 100.00%	0.000 0.00%	46,167.321 0.90%
Ratification Independent Registered Public Accounting Firm
Ernst & Young, LLP	5,108,340.741 100.00%	0.000 0.00%	46,167.321 0.90%

The following Trustees were not up for reelection and their terms of office continued after the meeting: Sean McGarvey; Vito V. Mundo; Paul A. Noble; Fredrick Redmond; Anthony Shelton; Elizabeth H. Shuler; James A. Williams, Jr.; Bridget Gainer; Jack F. Quinn, Jr.; Deidre L. Schmidt; Harry S. Thompson.

Item 10. Remuneration Paid to Officers, Directors, and Others of Open-End Management Investment Companies.

Remuneration Paid to Directors, Officers and Others of Open-End Investment Company is included in Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which participants may recommend nominees to the Board of Trustees of the Trust, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (per Item 22(b)(15) of Schedule 14A)), or this Item.

Item 16. Controls and Procedures.

(a)	The Trust’s Chief Executive Officer (the principal executive officer) and Chief Financial Officer (the principal financial officer) have evaluated the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)	The Trust’s Chief Executive Officer (the principal executive officer) and Chief Financial Officer (the principal financial officer) are aware of no change in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)	(1)	Code of Ethics

	(2)	Not applicable.

(3)	Separate certifications for each of the Chief Executive Officer (principal executive officer) and Chief Financial Officer (principal financial officer) of the Trust pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

(4)	Not applicable.

(5)	Not applicable.

(b)	Separate certifications for each of the Chief Executive Officer (principal executive officer) and Chief Financial Officer (principal financial officer) of the Trust pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the AFL-CIO Housing Investment Trust has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AFL-CIO HOUSING INVESTMENT TRUST

By: /s/ Chang Suh

Chang Suh

Chief Executive Officer

Date: March 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the AFL-CIO Housing Investment Trust and in the capacities and on the dates indicated.

/s/ Chang Suh

Chang Suh

Chief Executive Officer

AFL-CIO Housing Investment Trust

(Principal Executive Officer)

Date: March 8, 2026

/s/ Harpreet S. Peleg

Harpreet S. Peleg

Chief Financial Officer

AFL-CIO Housing Investment Trust

(Principal Financial Officer)

Date: March 8, 2026